UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _______________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 11, 2018
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HUNTINGTON BANCSHARES INCORPORATED
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio	43287
(Address of principal executive offices)	(Zip Code)

(614) 480-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
_______________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On December 11, 2018, Huntington Bancshares Incorporated (the “Company”) announced the signing of a definitive agreement under which Huntington National Bank (the ”Bank”) will sell its Wisconsin branch banking operations to Wisconsin based Associated Bank, N.A., a subsidiary of Associated Banc-Corp.  The Company will maintain its national Consumer and Commercial businesses in Wisconsin, including its SBA business.

Pursuant to the purchase and assumption agreement, the Bank will sell deposits of approximately $850 million, loans of approximately $130 million, and 32 branch locations.

The transaction is expected to close in the first half of 2019, pending regulatory approval and other customary closing conditions.  Subject to deposit balances at the time of closing, the Company estimates that it will record an immaterial after-tax gain.

Forward Looking Statements

This communication contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services implementing our “Fair Play” banking philosophy; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and BCFP; and other factors that may affect our future results. Additional factors that could cause results to differ materially from those described above can be found in our 2017 Annual Report on Form 10-K, as well as our subsequent Securities and Exchange Commission ("SEC") filings, which are on file with the SEC and available in the “Investor Relations” section of our website, http://www.huntington.com, under the heading “Publications and Filings.”

All forward-looking statements speak only as of the date they are made and are based on information available at that time. We do not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	December 11, 2018	By:	/s/ Jana J. Litsey

Jana J. Litsey
General Counsel